Exhibit 32

SECTION 1350 CERTIFICATION

In connection with the quarterly report of Andain, Inc. (“Company”) on Form 10-Q for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 11, 2011                                                                                              /s/ Sam Shlomo Elimelech
         Sam Shlomo Elimelech, President

Dated: January 11, 2011                                                                                              /s/ Gai Mar-Chaim
         Gai Mar-Chaim, Secretary/Treasurer
         (principal financial officer)